Exhibit 10.1

SECOND AMENDMENT

TO

BUSINESS COMBINATION AGREEMENT

This Second Amendment (“Second Amendment”) to the Business Combination Agreement (as defined below) is made and entered into as of October 1, 2024 by and among Integral Acquisition Corporation 1, a Delaware corporation (“SPAC”), Flybondi Holdings plc, a public limited company incorporated under the laws of England and Wales (“TopCo”), Gaucho MS, Inc., a Delaware corporation and wholly-owned Subsidiary of TopCo (“Merger Sub” and, together with TopCo, the “TopCo Parties” and each, a “TopCo Party”), and Flybondi Limited, a private limited company incorporated under the laws of England and Wales (the “Company”) and the Joining Sellers set forth on the signature pages hereto (the “Joining Sellers”). Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Business Combination Agreement (defined below).

RECITALS:

WHEREAS, SPAC, FB Parent Limited, a limited company incorporated under the laws of England and Wales “Predecessor TopCo”), Merger Sub, the Company and the Joining Sellers entered into that certain Business Combination Agreement, dated as of October 19, 2023 (as amended by the First Amendment referred to below, the “Original Agreement,” and as further amended, the “Business Combination Agreement”); and

WHEREAS, the Original Agreement was amended by an Assignment, Novation and Amendment Agreement dated July 2, 2024, to substitute Topco for Predecessor Topco (the “First Amendment”); and

WHEREAS, Section 14.11 of the Business Combination Agreement provides that the Business Combination Agreement may be amended or modified only by execution of a written instrument signed by SPAC, the TopCo Parties and the Company; and

WHEREAS, the parties now desire to amend the Business Combination Agreement to extend the Agreement End Date as set forth herein.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in accordance with the terms of the Business Combination Agreement, the parties hereto, intending to be legally bound, do hereby acknowledge and agree as follows:

(a) Section 13.1(e) of the Business Combination Agreement is hereby amended as follows:

“(e) prior to the Closing, by written notice to the Company from SPAC if (i) there is any breach of any representation, warranty, covenant or agreement on the part of the Company, the Sellers or any TopCo Party set forth in this Agreement, such that the conditions specified in Section 12.2(a), 12.2(b) or 12.2(c) would not be satisfied at the Closing (a “Terminating Company Breach”), except that, if such Terminating Company Breach is curable by the Company, the Sellers or such TopCo Party through the exercise of its commercially reasonable efforts, then, for a period of up to thirty (30) days after receipt by the Company of notice from SPAC of such breach (the “Company Cure Period”), but only as long as the Company, the Sellers or such TopCo Party continues to use its or their commercially reasonable efforts to cure such Terminating Company Breach, such termination shall not be effective, and such termination shall become effective only if the Terminating Company Breach is not cured within the Company Cure Period or (ii) the Closing has not occurred on or before March 31, 2025 (the “Agreement End Date”); provided, further, that SPAC shall not have the right to terminate this Agreement pursuant to clause (i) of this Section 13.1(e) if SPAC is then in breach of any of its covenants, agreements, representations or warranties contained in this Agreement, which breach would cause any condition set forth in Section 12.3(a) or Section 12.3(b), as applicable, not to be satisfied; provided, further, that the right to terminate this Agreement pursuant to clause (ii) of this Section 13.1(e) shall not be available to SPAC in the event that the breach of or failure to perform any provision of this Agreement by SPAC is the proximate cause of the failure of the Closing to be consummated by the Agreement End Date;”

2. Miscellaneous. Except as expressly provided in this Second Amendment, all of the terms and provisions in the Business Combination Agreement and the Ancillary Agreements are and shall remain unchanged and in full force and effect, on the terms and subject to the conditions set forth therein. This Second Amendment does not constitute, directly or by implication, an amendment or waiver of any provision of the Business Combination Agreement or any Ancillary Agreement, or any other right, remedy, power or privilege of any party, except as expressly set forth herein. Any reference to the Business Combination Agreement in the Business Combination Agreement or any other agreement, document, instrument or certificate entered into or issued in connection therewith shall hereinafter mean the Original Agreement, as amended by this Second Amendment (or as the Business Combination Agreement may be further amended or modified after the date hereof in accordance with the terms thereof). The Original Agreement, as amended by this Second Amendment, and the documents or instruments attached hereto or thereto or referenced herein or therein, constitutes the entire agreement between the parties with respect to the subject matter of the Business Combination Agreement, and supersedes all prior agreements and understandings, both oral and written, between the parties with respect to its subject matter. If any provision of the Original Agreement is materially different from or inconsistent with any provision of this Second Amendment, the provision of this Second Amendment shall control, and the provision of the Original Agreement shall, to the extent of such difference or inconsistency, be disregarded. Sections 14.1 through 14.9, and 14.11 through 14.19 of the Original Agreement are hereby incorporated herein by reference as if fully set forth herein, and such provisions apply to this Second Amendment as if all references to the “Agreement” contained therein were instead references to this Second Amendment.

[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

IN WITNESS WHEREOF, each party hereto has caused this Second Amendment to be signed and delivered as of the date first written above.

SPAC:

INTEGRAL ACQUISITION CORPORATION 1

By:	/s/ Enrique Klix
Name: Enrique Klix
Title: Executive Officer

COMPANY:

FLYBONDI LIMITED

By:	/s/ Peter Yu
Name: Peter Yu
Title: Director

TOPCO:

FLYBONDI HOLDINGS PLC

By:	/s/ Peter Yu
Name: Peter Yu
Title: Director

MERGER SUB:

GAUCHO MS, INC.

By:	/s/ Peter Yu
Name: Peter Yu
Title: Director

JOINING SELLER:

YAMASA CO. LTD.

By:	/s/ Yuichi Tashiro
Name: Yuichi Tashiro
Title: General Manager

JOINING SELLER:

FLYARGENTINA B.V.

By:	/s/ Bora Subaşi
Name: Bora Subaşi
Title: Director

By:	/s/ Nagihan Sengul
Name: Nagihan Sengul
Title: Director

JOINING SELLER:

GIVIN B.V.

By:	/s/ Nurcan Ertas
Name: Nurcan Ertas
Title: Director

By:	/s/ Nagihan Sengul
Name: Nagihan Sengul
Title: Director

JOINING SELLER:

DEL PLATA ENERGY HOLDINGS, LLC

By:	/s/ Gianluca Galeotti
Name: Gianluca Galeotti
Title: Executive Director

JOINING SELLER:

PANGAEA TWO ACQUISITION HOLDINGS XVII, LTD

By:	/s/ Peter Yu
Name: Peter Yu
Title: Authorized Signatory